Exhibit 99.1

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of February 24, 2021, is entered into by and among [•] (“Stockholder”), Merck Sharp & Dohme Corp., a New Jersey corporation (“Parent”) and Panama Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

WHEREAS, contemporaneously with the execution of this Agreement, Parent, Merger Sub and Pandion Therapeutics, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or modified after the date hereof, the “Merger Agreement”), providing, among other things, for (a) Merger Sub to commence a cash tender offer (as it may be extended, amended and supplemented from time to time as permitted by the Merger Agreement, the “Offer”) to purchase (subject to the Minimum Condition) all of the issued and outstanding shares of common stock, par value $0.001 per share, of the Company (the “Shares”) and (b) following the consummation of the Offer, the merger of Merger Sub with and into the Company upon the terms and subject to the conditions of the Merger Agreement (the “Merger”);

WHEREAS, as a condition of and inducement to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement, Parent and Merger Sub have required that Stockholder enter into this Agreement and tender and vote Stockholder’s Covered Shares (as defined below) as described herein; and

WHEREAS, certain other stockholders of the Company (the “Supporting Stockholders”) are also entering into tender and support agreements with Parent and Merger Sub contemporaneously with the execution of this Agreement (the “Other Support Agreements”).

NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and on the terms and subject to the conditions set forth in this Agreement, the parties agree as follows:

1. Certain Definitions.

For the purposes of this Agreement, capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings ascribed to them in the Merger Agreement or in this Section 1, as the case may be.

“Additional Owned Shares” means all Shares and any other Company Securities that are beneficially owned by Stockholder and that are acquired after the date hereof and prior to the termination of this Agreement.

“Affiliate” has the meaning set forth in the Merger Agreement; provided that the Company shall be deemed not to be an Affiliate of Stockholder.

“beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Covered Company Common Stock” means the total number of Shares outstanding as of the relevant date of determination multiplied by 0.399.

“Covered Shares” means a number of Subject Shares, rounded down to the nearest whole share, equal to the product of (a) Stockholder’s Pro Rata Share multiplied by (b) the Covered Company Common Stock.

“DGCL” means the General Corporation Law of the State of Delaware.

“Owned Shares” means all Shares which are beneficially owned by Stockholder as of the date hereof as set forth on Schedule 1.

“Pro Rata Share” shall mean the quotient of (a) the number of Subject Shares, divided by (b) the sum of (i) the number of Subject Shares plus (ii) the number of Subject Shares (as such term is defined in each of the Other Support Agreements) held by all of the Supporting Stockholders, in the aggregate.

“Subject Shares” means the Owned Shares and any Additional Owned Shares.

“Transfer” means, with respect to any Covered Share, the transfer, pledge, hypothecation, encumbrance, assignment or other disposition (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of such Covered Share or the beneficial ownership thereof, the offer to make such a transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, “Transfer” shall have a correlative meaning.

2. Tender of the Shares.

(a) On the terms and subject to the conditions of this Agreement, Stockholder hereby agrees that it shall tender (and deliver any certificates evidencing) its Covered Shares, or cause its Covered Shares to be tendered, into the Offer, free and clear of all Liens other than restrictions on Transfer or voting as created by this Agreement or under applicable securities Laws, (i) in the case of Owned Shares that are Covered Shares within 15 Business Days following the commencement of the Offer; and (ii) in the case of Additional Owned Shares that are Covered Shares within five Business Days following acquisition thereof; and in any event for the Covered Shares, no later than the Initial Expiration Date or, if the Offer is extended, no later than the applicable Expiration Date with respect to any Additional Owned Shares that are Covered Shares acquired after the Initial Expiration Date. Stockholder agrees that it will not withdraw the Covered Shares, or cause the Covered Shares to be withdrawn, from the Offer unless and until this Agreement is validly terminated in accordance with Section 9.

(b) If this Agreement is terminated in accordance with Section 9, then Merger Sub shall promptly return, and shall cause any depositary acting on behalf of Merger Sub to return, all of the Covered Shares tendered by Stockholder in the Offer to Stockholder (in any event no later than five Business Days after the termination of this Agreement).

3. Voting Agreement. On the terms and subject to the conditions of this Agreement, at any meeting of the stockholders of the Company, however called, or at any adjournment or postponement thereof, or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought as to a matter described in any of clauses (a), (b), (c), (d), or (e) below, Stockholder shall, and shall cause the holder of record of any Covered Shares to (to the extent that any of such Stockholder’s Covered Shares are not purchased in the Offer), (x) appear at each such meeting or otherwise cause all Covered Shares to be counted as present thereat for purposes of calculating a quorum and (y) vote (or cause to be voted) all Covered Shares:

(a) in favor of, in the event any vote or consent of the stockholders of the Company is required to adopt the Merger Agreement (i) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, and (ii) each of the other Transactions;

(b) against any proposal, action or agreement that would reasonably be expected to (i) prevent or nullify any provision of this Agreement, (ii) result in any of the conditions of the Offer set forth in Annex I of the Merger Agreement not being satisfied on or before the Expiration Date or the conditions to the Merger set forth in Article 8 of the Merger Agreement not being satisfied on or before the Outside Date or (iii) impede, interfere with or prevent the consummation of the Offer, the Merger or other Transactions;

(c) against any Acquisition Proposal;

(d) against any change in or to (i) the Company Board that is not recommended or approved by the Company Board, (ii) the present capitalization or corporate structure of the Company, (iii) the Company Charter Documents (or any amendment thereto) not consented to by Parent under the Merger Agreement;

(e) against any extraordinary corporate transaction such as a merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, share exchange, reorganization, recapitalization, dissolution, liquidation, any sale, lease license or transfer of a material amount of assets (including, for the avoidance of doubt, intellectual property rights) of the Company, or winding up of or by the Company.

Additionally, Stockholder shall not propose, commit or agree to take any action inconsistent with any of the foregoing clauses (a), (b), (c), (d), or (e).

4. Irrevocable Proxy. For so long as this Agreement has not been validly terminated in accordance with Section 9, Stockholder hereby irrevocably appoints Parent (and any Person or Persons designated by Parent) as its attorney-in-fact and proxy with full power of substitution and resubstitution, to the full extent of Stockholder’s voting rights with respect to all such Covered Shares (which proxy is irrevocable (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of Stockholder) and which appointment is coupled with an interest, including for purposes of Section 212 of the DGCL) to vote (or issue instructions to the record holder to vote), and to execute (or issue instructions to the record holder to execute) written consents with respect to, all Covered Shares solely on the matters described in, and in accordance with the provisions of Section 3. This proxy is coupled with an interest, was given to secure the obligations of Stockholder under Section 3, was given in consideration of and as an additional inducement of Parent and Merger Sub to enter into the Merger Agreement and shall be irrevocable. Such proxy shall not be terminated by operation of any Law or upon the occurrence of any other event other than upon the valid termination of this Agreement in accordance with Section 9, at which time such proxy shall automatically terminate. Parent may terminate this proxy with respect to Stockholder at any time in its sole and absolute discretion by written notice provided to Stockholder.

5. No Disposition or Solicitation.

(a) No Disposition or Adverse Act. Stockholder hereby covenants and agrees that, except as contemplated by this Agreement, the Merger Agreement or the Offer Documents, Stockholder shall not, directly or indirectly, (i) offer to Transfer, Transfer or consent to any Transfer of any or all of the Covered Shares or any interest therein without the prior written consent of Parent (other than Transfers by operation of law, in which case this Agreement shall bind the transferee), (ii) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all Covered Shares or any interest therein, (iii) grant or permit the grant of any proxy, power-of-attorney or other authorization in or with respect to any or all of the Covered Shares other than as required to effect Stockholder’s voting obligations in Section 3, (iv) deposit or permit the deposit of any or all of the Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to any or all of the Covered Shares other than as required to effect Stockholder’s voting obligations in Section 3, (v) create or permit to exist any Lien (other than restrictions on Transfer or voting as created by this Agreement or under applicable securities Laws) on any of the Covered Shares, or (vi) take or permit any other action that would in any way restrict, limit or interfere with the performance of Stockholder’s obligations hereunder in any material respect or otherwise make any representation or warranty of Stockholder herein untrue or incorrect in any material respect. Any attempted action taken (including any Transfer of Covered Shares or any interest therein) in violation of this Section 5(a) shall be null and void. Notwithstanding the foregoing, Stockholder may Transfer Covered Shares (A) under a trading plan pursuant to Rule 10b5-1 under the Exchange Act in existence on the date of this Agreement, (B) to effect a cashless exercise for the sole purpose of paying the exercise price of Company Stock Options or to cover Tax withholding obligations in connection with such exercise to the extent permitted by (x) the instruments representing such Company Stock Options or (y) the Merger Agreement, (C) to effect a sale of shares of Company Common Stock following an exercise of Company Stock Options that would have otherwise expired prior to the Effective Time to cover Tax withholding obligations in connection with such exercise, (D) if a natural person, (v) to any member of such Stockholder’s immediate family, (w) to a trust for the sole benefit of such Stockholder or any member of such Stockholder’s immediate family, the sole trustees of which are such Stockholder or any member of such Stockholder’s immediate family, (x) by will or under the laws of intestacy upon the death of such Stockholder, (y) to a charitable organization, or (z) to any other Stockholder as a gift or otherwise; provided that any such transfer referred to in clauses (D)(v) through (z) shall be permitted only if the transferee shall have executed and delivered to Parent and Merger Sub, a joinder to this Agreement, in a form reasonably acceptable to Parent and Merger Sub and delivered such executed joinder to Parent and Merger Sub as soon as practicable after such transfer, pursuant to which such transferee shall be bound by all of the terms and provisions of this Agreement, and (E) if a natural person who is under an obligation to transfer Covered Shares to an affiliated investment fund, to effect such transfer to an affiliated investment fund provided that such fund is a Supporting Stockholder and the Covered Shares become Additional Owned Shares under the Other Support Agreement of such Supporting Stockholder effective upon such transfer.

(b) Non-Solicitation. Subject to Section 10, Stockholder shall, and shall cause its Representatives to, immediately cease and cause to be terminated any existing solicitations, encouragements, facilitations, discussions or negotiations with any Third Party with respect to an Acquisition Proposal. Until the termination of this Agreement pursuant to, and in accordance with Section 9, Stockholder shall not, and Stockholder shall cause its Representatives not to: (i) solicit, initiate, propose or take any action to knowingly encourage any inquiries or the submission of any proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal or otherwise knowingly facilitate any effort or attempt to make an Acquisition Proposal, (ii) except to the extent the Company is permitted to do so under Section 7.8(a) of the Merger Agreement, enter into, continue or otherwise participate in any discussions or negotiations regarding, furnish to any Third Party any information or data relating to, afford access to the business, personnel, properties, assets, books or records of the Company and the Company Subsidiaries in connection with, or otherwise cooperate with any Person with respect to, any Acquisition Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal, or (iii) resolve, propose or agree to do any of the foregoing. Nothing in this Section 5(b) shall prohibit Stockholder or its Representatives from informing any Person of the existence of the provisions contained in this Section 5(b). Stockholder acknowledges that any violation of the restrictions set forth in this Section 5(b) by its Representatives shall be deemed to be a breach of this Section 5(b) by Stockholder.

6. Additional Agreements.

(a) Certain Events. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Covered Shares or the acquisition by Stockholder or any of its Affiliates of Additional Owned Shares or other Company Securities, (i) the type and number of Covered Shares shall be adjusted appropriately, and (ii) this Agreement and the obligations hereunder shall automatically attach to any additional Covered Shares or other Company Securities issued to or acquired by Stockholder or any of its Affiliates.

(b) Waiver of Appraisal and Dissenters’ Rights and Actions. Stockholder hereby (i) irrevocably waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that Stockholder may have and (ii) agrees not to commence or join in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company, the Company’s directors or any of their respective successors, in each case, relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Offer or the Merger, including any claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement, (B) alleging a breach of any fiduciary duty of the board of directors of the Company in connection with the Merger Agreement or any of the transactions contemplated thereby, (C) with respect to SEC disclosure (or other disclosure to the holders of Shares) in connection with this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby or (D) against Parent, Merger Sub or their respective Representatives in connection with this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby.

(c) Communications. Unless required by applicable Law, Stockholder shall not make any press release, public announcement or other communication with respect to this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, without the prior written consent of Parent. Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent or any of its Affiliates of Stockholder’s identity and holding of Covered Shares, the existence of this Agreement, the nature of Stockholder’s commitments, arrangements and understandings under this Agreement and any other information related to the subject matter of this Agreement in any public disclosure document (including in any press release, disclosure document and any Schedule TO, the Schedule 14D-9 or any other publicly filed documents) required by applicable Law in connection with the Offer or the Merger or any other transactions contemplated by the Merger Agreement and (ii) Stockholder agrees as promptly as practicable to notify Parent of any required corrections with respect to any written information supplied by Stockholder specifically for use in any such disclosure document if and to the extent that any such information shall have become false or misleading in any material respect, and to correct any material omissions therefrom.

(d) Spousal Consent. If Stockholder is married and any of the Covered Shares may constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, Stockholder shall deliver to Parent and Merger Sub, concurrently herewith, a duly executed consent of Stockholder’s spouse, in the form attached hereto as Exhibit A.

7. Representations and Warranties of Stockholder.

Stockholder hereby represents and warrants to Parent and Merger Sub as follows:

(a) Title. Stockholder is the sole record or beneficial owner of (i) the Owned Shares and (ii) the Company Securities convertible into or exchangeable or exercisable for Owned Shares or other Company Securities, in each case, set forth on Schedule 1 (the “Disclosed Owned Securities”). The Disclosed Owned Securities constitute all of the Company Securities owned of record or beneficially by Stockholder or its Affiliates on the date hereof and neither Stockholder nor any of its Affiliates is the beneficial owner of, or has any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any Shares or any other Company Securities or any Company Securities convertible into or exchangeable or exercisable for Shares or such other Company Securities, in each case other than the Disclosed Owned Securities. Except as permitted by this Agreement, the Covered Shares and the certificates representing such Covered Shares, if any, are now, and at all times during the term hereof will be, held by Stockholder, or by a nominee or custodian for the benefit of Stockholder, free and clear of any and all liens, pledges, claims, options, proxies, voting trusts or agreements, security interests, understandings or arrangements or any other encumbrances whatsoever on title, transfer or exercise of any rights of a stockholder in respect of the Owned Shares (other than as created by this Agreement or under applicable securities Laws) (collectively, “Liens”).

(b) Organization. [Stockholder is a natural person and a resident of the State of [•].] [Stockholder is a [corporation/trust/other entity] duly [incorporated/constituted/organized] and validly existing and in good standing under the laws of [•] and has all requisite power and authority to own, lease or otherwise hold and operate its assets and properties and to carry on its business as now conducted.]

(c) Authority. Stockholder has full legal capacity to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, and no other proceedings or actions on the part of Stockholder [or its board of directors / trustees / other governing body] are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(d) Validity of Agreement. This Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding obligation of Stockholder and, assuming the due authorization, execution and delivery of this Agreement by Parent and Merger Sub, is enforceable against Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception. If Stockholder is married, and any of the Covered Shares may constitute community property or spousal approval is otherwise necessary for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of, Stockholder’s spouse, enforceable against Stockholder’s spouse in accordance with its terms, subject to Bankruptcy and Equity Exception.

(e) Voting Power. Stockholder has sole voting power, sole power of disposition and sole power to issue instructions with respect to the matters set forth in this Agreement, in each case, with respect to all of the Covered Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities Laws and the terms of this Agreement.

(f) No Conflict or Default. Except as required under any competition, antitrust and investment Laws or regulations of foreign jurisdictions and the Exchange Act, no action by or in respect of, or filing by or with, any or any other Person is necessary for the execution, delivery or performance of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby and the compliance by Stockholder with the provisions hereof. None of the execution, delivery or performance of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind, including any voting agreement, proxy arrangement, pledge agreement, shareholders agreement or voting trust, to which Stockholder is a party or by which Stockholder or any of Stockholder’s properties or assets may be bound, (ii) assuming compliance with all competition, antitrust and investment Laws and the Exchange Act and similar foreign Laws, violate any judgment, Law, order, writ, injunction, decree or award of any Governmental Authority that is applicable to Stockholder or any of Stockholder’s properties or assets or [(iii) contravene or conflict with Stockholder’s [certificate of incorporation and bylaws] [trust agreement] [or other organizational documents]], in each case, except for any conflict, breach, default or violation described above which would not adversely affect in any material respect the ability of Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

(g) Proceedings. There is no Proceeding pending or, to the knowledge of Stockholder, threatened in writing against Stockholder that would reasonably be expected to impair or delay the ability of Stockholder to perform timely its obligations under this Agreement or consummate timely the transactions contemplated by this Agreement.

(h) No Fees. Stockholder has not engaged the services of any agent, broker, investment banker, finder, Person or firm acting on behalf of Stockholder in connection with the transactions contemplated by this Agreement which would be entitled to any advisory, commission or broker’s or finder’s fee or similar fee or commission or reimbursement of expenses from Stockholder in connection with this Agreement or the transactions contemplated by this Agreement.

8. Representations and Warranties of Parent and Merger Sub.

Parent and Merger Sub hereby represent and warrant to Stockholder as follows:

(a) Organization. Each of Parent and Merger Sub is a duly organized and validly existing corporation in good standing under the Laws of the jurisdiction of its organization.

(b) Authority. Each of Parent and Merger Sub has the requisite corporate power and authority, and has taken all corporate action necessary, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, and no other proceedings or actions on the part of either Parent or Merger Sub or its board of directors are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(c) Validity of Agreement. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and constitutes a legal, valid and binding obligation of Parent and Merger Sub and, assuming due and valid authorization, execution and delivery of this Agreement by Stockholder, is enforceable against Parent and Merger Sub in accordance with its terms, subject in each case to the Bankruptcy and Equity Exception.

(d) No Conflict or Default. None of the execution, delivery or performance of this Agreement by Parent or Merger Sub, the consummation by Parent or Merger Sub of the transactions contemplated hereby or compliance by Parent or Merger Sub with any of the provisions herein will (i) result in a violation or breach of, contravene or conflict with the certificate of incorporation or bylaws, or similar organizational documents, of Parent or Merger Sub, (ii) assuming compliance with the matters referred to in Section 6.3(c) of the Merger Agreement, conflict with or result in a violation or breach of any applicable Judgment or any provision of any applicable Law, (iii) assuming compliance with the matters referred to in Section 6.3(c) of the Merger Agreement, require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default or termination under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or Merger Sub is entitled under any provision of any contract binding upon Parent or Merger Sub or any Authorization affecting, or relating in any way to, the assets or the business of Parent and its Subsidiaries or (iv) result in the creation or imposition of any Lien (as defined by the Merger Agreement) on any asset of Parent or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (ii) through (iv), as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

9. Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earliest of (a) the mutual written agreement of Parent and Stockholder, (b) the Effective Time and (c) the termination of the Merger Agreement in accordance with Section 9.1 thereof. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided that (i) nothing in this Agreement shall relieve any party from liability for any material breach of this Agreement prior to its termination and (ii) this Section 9 and Section 12 (excluding Section 12(b)) shall survive any termination of this Agreement.

10. No Limitation. Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not in such Stockholder’s capacity as a director, officer or employee of the Company. Nothing in this Agreement shall be construed to prohibit Stockholder or any of Stockholder’s Representatives who is an officer or member of the board of directors of the Company from taking any action (or failure to act) in his or her capacity as an officer or member of the board of directors of the Company or from taking any action with respect to any Acquisition Proposal solely in their capacity as such an officer or director or in the exercise of his or her fiduciary duties in his or her capacity as director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken solely in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.

11. Receipt; Reliance. Stockholder has received and reviewed a copy of the Merger Agreement. Stockholder understands, acknowledges and agrees that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

12. Miscellaneous

(a) Entire Agreement; Third-Party Beneficiaries. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement. This Agreement shall be binding upon and inure solely to the benefit of each party and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(b) Reasonable Efforts. On the terms and subject to the conditions of this Agreement, Stockholder agrees to execute and deliver such additional documents as Parent may reasonably request and use its reasonable best efforts to take, or cause to be taken, all appropriate actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated hereby as promptly as practicable. Without limiting the foregoing, Stockholder shall execute and deliver to Parent and any of its designees any proxies, including with respect to Additional Owned Shares that are Covered Shares, reasonably requested by Parent with respect to Stockholder’s voting obligations under this Agreement.

(c) No Assignment. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party, except that Parent or Merger Sub may transfer or assign, in whole or in part, its rights and obligations under this Agreement to any of its Affiliates; provided that such transfer or assignment shall not relieve Parent or Merger Sub of its obligations hereunder or enlarge, alter or change any obligation of any other party or due to Parent or Merger Sub.

(d) Binding Successors. Without limiting any other rights Parent may have hereunder in respect of any Transfer of the Covered Shares, Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Covered Shares beneficially owned by Stockholder and its Affiliates and shall be binding upon any Person to which legal or beneficial ownership of such Covered Shares shall pass, whether by operation of Law or otherwise, including Stockholder’s heirs, guardians, administrators, representatives or successors.

(e) Modification or Amendments. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party or, in the case of a waiver, by each party against whom the waiver is to be effective.

(f) Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given and received (i) upon receipt, if delivered personally, (ii) two Business Days after deposit in the mail, if sent by registered or certified mail, (iii) on the next Business Day after deposit with an overnight courier, if sent by overnight courier, (iv) upon transmission, if sent by email transmission prior to 6:00 p.m., local time on a Business Day or (v) on the next Business Day following transmission, if sent by email transmission after 6:00 p.m., local time or on a day that is not a Business Day; provided that the notice or other communication is sent to the address or email address set forth beneath the name of such party below (or to such other address or email address as such party shall have specified in a written notice to the other parties):

If to Stockholder:

At the address and facsimile number set forth on Schedule 1 hereto.

Copy to (which shall not constitute notice):

Pandion Therapeutics, Inc.

134 Coolidge Avenue

Watertown, MA 02472-2971

Attention: Rahul Kakkar

Email:       rahul.kakkar@pandiontx.com

Copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

500 Boylston Street

Boston, MA 02116

Attention: Graham Robinson

   Laura Knoll

Email:       Graham.Robinson@skadden.com

        Laura.Knoll@skadden.com

If to Parent or Merger Sub:

Merck Sharp & Dohme Corp. One Merck Drive

Whitehouse Station, NJ 08889-0100

Attention: Office of Secretary

Email:       office.secretary@merck.com

Copy to (which shall not constitute notice):

Merck Sharp & Dohme Corp.

2000 Galloping Hill Road

PO Box 539

Mailstop K-1-4161

Kenilworth, NJ 07033-1310

Attention: Senior Vice President, Business Development

Copy to (which shall not constitute notice):

Covington & Burling LLP

One CityCenter

850 Tenth Street, NW

Washington, DC 20001-4956

Attention: Catherine Dargan

   Michael Riella

Email:       cdargan@cov.com

        mriella@cov.com

(g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(h) Enforcement. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, except as expressly provided in the following sentence. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Courts and, in any action for specific performance, each party waives the defense of adequacy of a remedy at law and waives any requirement for the securing or posting of any bond in connection with such remedy, this being in addition to any other remedy to which they are entitled at law or in equity (subject to the limitations set forth in this Agreement). The parties further agree that (i) by seeking the remedies provided for in this Section 12(h), a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement (including monetary damages) for breach of any of the provisions of this Agreement or in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 12(h) are not available or otherwise are not granted, and (ii) nothing set forth in this Section 12(h) shall require any party to institute any Proceeding for (or limit any party’s right to institute any Proceeding for) specific performance under this Section 12(h) prior or as a condition to exercising any termination right under Section 9 (and pursuing damages after such termination).

(i) No Waiver. No failure or delay by any party in exercising any right, power, remedy or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.

(j) Governing Law. This Agreement shall be governed by, and construed in accordance with, and all disputes arising out of or in connection with this Agreement or the transactions contemplated hereby shall be resolved under, the Law of the State of Delaware regardless of the Law that might otherwise govern under applicable principles of conflicts of laws thereof.

(k) Jurisdiction. The parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) (the “Delaware Courts”) in any such suit, action or proceeding and irrevocably and unconditionally waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 12(f) shall be deemed effective service of process on such party.

(l) Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

(m) Interpretation. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The headings included herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Sections, Exhibits and Schedules are to Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if.” The word “or” shall not be exclusive. References to “dollars” or “$” are to United States of America dollars. References (i) to any Law shall be deemed to refer to such Law as amended from time to time and to any rules, regulations or interpretations promulgated thereunder, (ii) to any Person include the successors and permitted assigns of that Person, (iii) from or through any date mean, unless otherwise specified, from and including or through and including, respectively, (iv) to the “date hereof” means the date of this Agreement and (v) to a “party” or the “parties” mean the parties to this Agreement unless otherwise specified or the context otherwise requires. The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against any particular party.

(n) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by email (in .pdf or .tiff format) shall be sufficient to bind the parties to the terms and conditions of this Agreement.

(o) Expenses. Except as otherwise expressly provided in this Agreement, all direct and indirect costs and expenses incurred in connection with this Agreement shall be borne by the party incurring such expenses.

(p) No Ownership Interest. Nothing contained in this Agreement shall be deemed, upon execution, to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Stockholder, and Parent and Merger Sub shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct Stockholder in the voting of any of the Covered Shares, except as otherwise provided in this Agreement.

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IN WITNESS WHEREOF, Parent, Merger Sub and Stockholder have caused this Agreement to be executed as of the date first written above.

MERCK SHARP & DOHME CORP.

By:
Name:
Title:

PANAMA MERGER SUB, INC.

By:
Name:
Title:

[Signature Page to Tender and Support Agreement]

[STOCKHOLDER]

By:
Name:
Title:

[Signature Page to Tender and Support Agreement]

SCHEDULE 1

DISCLOSED OWNED SECURITIES

Stockholder	Shares	Options
Rahul Kakkar, MD	14,000	570,108
Shah-Kakkar Holdings, LLC	702,515	—
Alan Crane	84,158	13,997
The Crane Family Irrevocable Trust - 2002	336,314	—
Carlo Rizzuto	—	13,997
Christopher Fuglesang	—	13,997
Daniel Becker	1,000	13,997
Donald Frail	61,113	18,747
Katina Dorton	—	27,994
Nancy Stagliano	1,000	17,671
The Nancy E. Stagliano Trust	73,067	—
Edward Freedman	54,460	92,798
Eric Larson	22,125	50,500
Joanne L. Viney	503,254	188,665
Lawrence S. Wallach	1,200	—
John Sundy	115,826	219,209
Vikas Goyal	87,764	102,016
Polaris Partners VIII, L.P.	3,090,800	—
Polaris Entrepreneurs’ Fund VIII, L.P.	110,622	—
AI Pan LLC	2,827,883	—
MVA Investors, LLC	23,622	—
Boxer Capital, LLC	2,107,513	—
Versant Venture Capital VI, L.P.	3,176,507	—
Versant Vantage I, L.P.	577,544	—

EXHIBIT A

CONSENT OF SPOUSE

In consideration of the execution of that certain Tender and Support Agreement, (the “Support Agreement”), dated as of February 24, 2021, by and among [•] (“Stockholder”), Merck Sharp & Dohme Corp., a New Jersey corporation (“Parent”), and Panama Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), I, the undersigned, spouse of [•], have been given a copy of, and have had an opportunity to review, the Support Agreement and clearly understand the provisions contained therein.

I hereby approve the Support Agreement and appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Support Agreement. I agree to be bound by and accept the provisions of the Support Agreement in lieu of all other direct or indirect legal, equitable, beneficial, representative community property or other interest I may have in the Shares (as defined in the Support Agreement) of the Company held by my spouse under the laws in effect in the state or other applicable jurisdiction of our residence as of the date of the signing of the Support Agreement.

(Signature)

Name:
(Please Print)

Dated:	, 2021